UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 8, 2013

GLOBAL EAGLE ENTERTAINMENT INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35176	27-4757800
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4353 Park Terrace Drive. Westlake Village, California 91361

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (818) 706 -3111

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry Into A Material Definitive Agreement.

 On May 8, 2013, Global Eagle Entertainment Inc., a Delaware corporation (the “Company”), entered into an Asset Purchase Agreement (the “Purchase Agreement”) by and among the Company, GEE Content Services Corporation, a Delaware corporation and wholly owned subsidiary of the Company (“Content Services”), GEE Newco Corporation, a Delaware corporation and wholly owned subsidiary of the Company (“Newco”), PMG California, Inc., a Canadian corporation and wholly owned subsidiary of the Company (“PMG California”), DTI Software FZ-LLC, a UAE limited liability company and affiliate of the Company (“DTI Software,” and, collectively with Content Services, Newco, PMG California and the Company, the “Buyer”), Post Modern Edit, LLC, a California limited liability company dba Post Modern Group, LLC (“PMG”), on its own behalf and on behalf of each of certain affiliates of PMG (sometimes collectively with PMG, the “PMG Companies”), Richard Warren, an individual (“Warren”), and Hamid Samnani, an individual (“Samnani” and, together with Warren, each a “Seller” and collectively, the “Sellers”).

The PMG Companies are in the business of providing post production, programming and content management services to the commercial airline, home video and cruise industries (collectively, the “Business”) and the Sellers control each of the PMG Companies. Pursuant to the terms of, and subject to the conditions contained in, the Purchase Agreement, each of the PMG Companies shall sell substantially all of the assets of the Business (the “Asset Purchase”) to the Buyer.

The Purchase Agreement is described in greater detail below.

The Purchase Agreement

Assets

The Purchase Agreement provides for the Buyer to purchase, and each of the PMG Companies to sell, transfer and assign to the Buyer, free and clear of any and all liens by appropriate instruments of conveyance reasonably satisfactory to the Buyer, certain assets, properties, rights, titles and interests of every kind or nature owned, leased, licensed or otherwise held by any PMG Company promptly following the satisfaction of all conditions to closing set forth in the Purchase Agreement (the “Closing Date”), and belonging or related to, used in or intended to be used in the Business, whether tangible, intangible, real or personal and wherever located, as more fully described in the Purchase Agreement (the “Purchased Assets”) and for the Buyer to assume certain liabilities of each PMG Company.

Consideration Issued to the Sellers

Subject to the terms of the Escrow Agreement (as defined below), pursuant to the Purchase Agreement, the Buyer shall pay to PMG, as consideration for the Purchased Assets, subject to an escrow as described below, (i) an aggregate of (A) Ten Million Five Hundred Thousand Dollars ($10,500,000) plus (B) a portion of the PMG Companies’ outstanding debt obligations to Union Bank, National Association (“Union Bank”), determined by multiplying (x) the positive difference between (A) $3.14 million and (B) the aggregate amount of the outstanding principal balance of the PMG Companies’ debt obligations to Union Bank plus all accrued but unpaid interest due thereon as of the Closing Date, by (y) 0.5 (collectively, the “Cash Consideration”), as adjusted pursuant to the Purchase Agreement and (ii) Five Million Dollars ($5,000,000), payable in the form of 515,464 shares of the Company’s common stock, par value $0.0001 per share (the “Share Consideration”), valued at $9.70 per share (the “Buyer Share Price”). As additional consideration, the Company may pay additional cash consideration up to Five Million Dollars ($5,000,000) to PMG based on the achievement of certain EBITDA thresholds generated by the combined businesses and operations of the Business and certain businesses and operations of the Company and its subsidiaries to be integrated with the Business following the Closing Date.

Representations and Warranties

Under the Purchase Agreement, the Sellers, the PMG Companies and the Buyer made customary representations, including but not limited to those relating to: ownership; organization; qualification; authority; no conflict; no orders; brokers; litigation; seller intent; no reliance; restriction on transfer; noncontravention; capitalization; subsidiaries; financial statements; books and records; recent events; indebtedness; undisclosed liabilities; tax matters; title and condition of properties; intellectual property; contracts; notes and accounts receivable; powers of attorney; employees; employee benefit plans; licenses, permits and approvals; unlawful payments; compliance with laws; suppliers and customers; insurance; products liability; warranties; environmental; restrictions on business activities; and disclosure. All of the representations and warranties contained in the Purchase Agreement survive until May 31, 2015, except for the fundamental representations and warranties of the Sellers including: ownership of the PMG Companies; authority; no conflict; orders; brokers; seller intent; no reliance; and restriction on transfer and certain representations and warranties of the Sellers and the PMG Companies with respect to the PMG Companies including organization; qualification and authority; authorization of transaction; noncontravention; capitalization; tax matters; title to assets; employee benefit plans; broker’s fees and environmental, all of which survive the Closing Date indefinitely.

Conditions to Completion of the Asset Purchase

Consummation of the Asset Purchase is subject to customary conditions, including, among others:  (i) all of the Sellers’, the PMG Companies’ and the Buyer’s representations and warranties in the Purchase Agreement that contain “material adverse effect” or other “materiality” or similar qualifications shall be accurate in all respects as of the date of the Purchase Agreement and as of the Closing Date as if made on the Closing Date; (ii) each PMG Company and the Buyer shall have performed and complied with all of their respective covenants through the Closing Date; (iii) there shall not have been, since PMG’s latest balance sheet date, any change in or effect on any PMG Company’s assets, financial condition, operating results, customer or employee relations, business prospects or financial statements supplied by PMG or the PMG Companies to the Buyer which is or may reasonably be expected to result, in a material adverse effect; (iv) PMG shall deliver to the Buyer, a true and correct set of the PMG disclosure schedules which are accurate, complete and in all respects satisfactory to the Buyer, in its sole and absolute discretion; (v) each of the Sellers and each of the PMG Companies shall have been released from all obligations of the PMG Companies to Union Bank; (vi) no action, suit or proceeding shall be pending or threatened before any governmental authority which would prevent or inhibit the consummation of the transactions contemplated by the Purchase Agreement; (vii) all consents required to be obtained from or made with any governmental body have been obtained; (viii) an escrow agreement shall be executed by PMG, each Seller, the escrow agent specified in the Purchase Agreement and the Buyer (the “Escrow Agreement”); and (ix) PMG shall deliver to the Buyer (a) employment agreements, as executed by each of Samnani and Warren (“Employment Agreements”), (b) lock-up agreements, as executed by each Seller (“Lock-Up Agreements”), (c) all required third-party consents and approvals set forth in the Purchase Agreement, in form and substance reasonably satisfactory to the Buyer, without payment by or liability to the PMG Companies or the Buyer and (d) fully executed copies of content servicing agreements with a certain film studio and a certain cruise operator.

Covenants

The Purchase Agreement also contains certain covenants, including but not limited to (i) a non-competition covenant applicable (x) to the PMG Companies and each Seller other than Samnani or Warren, beginning on the Closing Date, and ending on the third (3rd) anniversary of the Closing Date, and (y) to Samnani or Warren, beginning at the termination of Samnani’s or Warren’s Employment Agreement, as applicable, and ending on the latter to occur of the third (3rd) anniversary of the Closing Date and the first (1st) anniversary of such termination; (ii) a covenant by the Company and the Buyer to offer employment by the Company, the Buyer or one of its affiliates, to certain employees of PMG who are actively employed by any PMG Company as of the Closing Date, as specified in the disclosure schedules to the Purchase Agreement (the “Transferred Employees”); and (iii) a covenant by PMG to make all employee and required employer contributions with respect to the Transferred Employees’ employment service prior to the Closing Date to each of the PMG Company’s 401(k) plans and cause the accounts of all Transferred Employees under such 401(k) plans to become fully vested as of the Closing Date. All covenants of the Parties in the Purchase Agreement survive beyond the Closing Date and continue in full force thereafter.

Indemnification

The Purchase Agreement includes indemnification provisions providing that the Sellers and the PMG Companies, jointly and severally, shall indemnify, protect, defend and hold the Company, the Buyer and each of their respective affiliates, directors, officers, employees and agents (collectively, the “Acquiring Parties”) harmless from and against any and all suits, orders, losses, damages, penalties, dues, fines, costs, amounts paid in settlement, liabilities, obligations, expenses, interest and fees (including reasonable attorneys’, consultants and experts’ fees and disbursement and court costs) sustained or incurred, directly or indirectly, by any Acquiring Party, including (i) breach of representations or warranties of the PMG Companies or the Sellers, (ii) breach or non-performance by the PMG Companies or any Seller of any covenants, (iii) the assertion against any Acquiring Party of any liability not assumed by the Acquiring Parties and (iv) breach of any representation or warranty of the PMG Companies or the Sellers under any ancillary agreement to the Purchase Agreement. PMG and the Buyer shall, jointly and severally, indemnify, defend and hold harmless each of the Sellers and PMG from and against any losses that PMG suffers, sustains or becomes subject to, through and after the date of the claim for indemnification, resulting from (i) any breach of the representations, warranties and covenants of the Buyer contained in the Purchase Agreement, (ii) the Purchased Assets arising after the Closing Date, and (iii) the liabilities of the PMG Companies assumed by the Company and the Buyer.

The aggregate liability of the Sellers and PMG Companies to indemnify the Acquiring Parties shall not, in any event, exceed an amount equal to the sum of the (i) amount placed in escrow under the Escrow Agreement plus the (ii) maximum aggregate earn-out payment that may be due under the terms of the Purchase Agreement (collectively, the “Cap”), subject to certain exceptions for certain fundamental representations and warranties as more fully described in the Purchase Agreement or any claims relating to fraud or willful misconduct. Further, the PMG Companies shall not have any liability with respect to the Buyer’s indemnifiable losses unless such losses exceed Twenty Thousand Dollars ($20,000). The aggregate liability of the Buyer to indemnify PMG and the Sellers may not, in any event, exceed the Cap.

Lock-Up Agreements, Employment Agreements and Escrow Agreement

On the Closing Date, Samnani and Warren shall each enter into a Lock-Up Agreement with the Company, wherein all of the Share Consideration being paid by the Company for the Purchased Assets shall be subject to lock-up for periods ranging from thirty (30) days to twelve (12) months from the Closing Date. In that regard, (a) eight and one-half percent (8.5%) of the Share Consideration shall be held for at least thirty (30) days from the Closing Date, (b) an additional eight and one-quarter percent (8.25%) of the Share Consideration shall be held for at least sixty (60) days from the Closing Date, (c) an additional eight and one-quarter percent (8.25%) of the Share Consideration shall be held for at least ninety (90) days from the Closing Date and (d) the remaining seventy five percent (75%) of the Share Consideration shall be held for at least twelve (12) months from the Closing Date.

Samnani and Warren shall also each enter into an Employment Agreement with the Buyer (or an affiliate thereof) as of the Closing Date, with terms and conditions mutually agreed upon by the parties.

Also on the Closing Date, the Escrow Agreement shall be executed by PMG, each Seller, an escrow agent mutually agreed to by the parties prior to the Closing Date and the Buyer and shall provide for an escrow amount of One Million Five Hundred Fifty Thousand Dollars ($1,550,000), consisting entirely of Share Consideration valued at the Buyer Share Price. The escrow period shall be twenty-four (24) months.

Registration of Unregistered Shares

Within five (5) business days of the Closing Date the Buyer shall use all reasonable efforts to file a registration statement on Form S-3 with the United States Securities and Exchange Commission with respect to the registration of the Share Consideration. Subject to the terms of the Lock-Up Agreements, following the effectiveness of such Registration Statement, the Share Consideration will be transferable in the public market. If the Share Consideration is not subject to an effective Registration Statement on or before forty-five (45) days following the Closing Date, the Buyer has agreed to immediately repurchase 128,866 shares of the Share Consideration at the Buyer Share Price, with such amount to be paid and such repurchased shares transferred within ten (10) business days of the expiration of such forty-five (45) day period.

Forward Looking Statements

This Current Report on Form 8-K may include “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “anticipate”, “believe”, “expect”, “estimate”, “plan”, “outlook”, and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward looking statements with respect to the expected  performance, strategies, prospects and other aspects of the business of the Company are based on current expectations that are subject to risks and uncertainties.

Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and the Company, undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Global Eagle ENTERTAINMENT INC.

Dated: May 14, 2013	By:	/s/ Michael Pigott
Name: Michael Pigott Title: Vice President and General Counsel

[Signature Page to Form 8-K]